!)

PRINCETON PREMIUM FUND
SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2024

Principal Amount ($)		Yield Rate (%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 92.3%
	U.S. TREASURY BILLS — 92.3%
27,000,000	United States Treasury Bill (a)(c)	5.2756	07/05/24	$ 26,984,295
25,000,000	United States Treasury Bill (a)(c)	5.2802	07/11/24	24,963,681
26,000,000	United States Treasury Bill (a)(c)	5.2731	07/18/24	25,935,480
25,000,000	United States Treasury Bill (a)(c)	5.2935	07/25/24	24,913,000
25,000,000	United States Treasury Bill (a)(c)	5.2877	08/01/24	24,887,517
25,000,000	United States Treasury Bill (a)(c)	5.2792	08/08/24	24,862,065
27,000,000	United States Treasury Bill (a)(c)	5.2771	08/15/24	26,823,968
26,000,000	United States Treasury Bill (a)(c)	5.2849	08/22/24	25,803,969
25,000,000	United States Treasury Bill (a)(c)	5.2943	08/29/24	24,784,793
28,000,000	United States Treasury Bill (a)(c)	5.2692	09/05/24	27,732,682
33,000,000	United States Treasury Bill (a)(c)	5.2735	09/12/24	32,650,462
23,000,000	United States Treasury Bill (a)(c)	5.2926	09/19/24	22,733,813
22,000,000	United States Treasury Bill (a)(c)	5.3000	09/26/24	21,722,470
	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $334,790,970)			334,798,195

Shares				Fair Value
	SHORT-TERM INVESTMENT — 3.0%
	MONEY MARKET FUND - 3.0%
10,914,069	Dreyfus Government Cash Management Fund, Class I, 5.19% (Cost $10,914,069)(b)			10,914,069

	TOTAL INVESTMENTS - 95.3% (Cost $345,705,039)			$ 345,712,264
	OTHER ASSETS IN EXCESS OF LIABILITIES - 4.7%			17,142,277
	NET ASSETS - 100.0%			$ 362,854,541

(a)	Zero coupon bond.
(b)	Rate disclosed is the seven day effective yield as of June 30, 2024.
(c)	All or a portion of these investments are segregated as collateral for option contracts. The amount of pledged securities collateral amounted to $313,071,200.